Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt	Debt
As at December 31, 2020 and 2019, we had the following liabilities for third party debt agreements:

(In $ millions)	December 31, 2020	December 31, 2019
Secured credit facilities (a)	5,662	5,662
Senior Secured Notes (b)	515	476
Credit facilities contained within variable interest entities	—	621
Total debt principal	6,177	6,759
Less: debt discount and fees	—	(136)
Carrying value	6,177	6,623
This was presented in our Consolidated Balance Sheets as follows.

(In $ millions)	December 31, 2020	December 31, 2019
Debt due within one year	6,177	343
Long-term debt	—	6,280
Total debt principal	6,177	6,623
The outstanding debt as at December 31, 2020 is repayable as follows:

(In $ millions)	December 31, 2020
2021	6,177
2022 and thereafter	—
Total debt principal	6,177

In September 2020 and December 2020, we defaulted on payments of interest on our senior secured credit facilities which was not cured within the waiver period. This has triggered the cross-default covenant for the Senior Secured Notes. As in default these amounts are callable on demand by the lender and have been classified as current. Although a forbearance agreement was in place at December 31, 2020 for certain debt facilities (see below) the waiver was not for more than one year from balance sheet date. We also considered it not probable that the violation would be cured in this forbearance waiver period and does not impact our current classification for these debt facilities.
Given that renegotiation of the debt facilities as part of our restructuring under Chapter 11 will likely result in significantly modified future cash flows associated with these debt facilities we recognized the remaining unamortized debt discount of $87 million as expense in the Consolidated Statement of Operations for the period ending December 31, 2020.
The decrease in our credit facilities contained within variable interest entities is attributable to the deconsolidation of our Ship Finance SPV's. Please refer to Note 36 - "Variable Interest Entities" for more information.
As the timing of payment of the restricted cash is linked to the Senior Secured Notes, we reclassified it from non-current to current for the year ended December 31, 2020. Refer to Note 16 - "Restricted cash" for more information.
In the next sections we cover key terms of our debt facilities at December 31, 2020:
(a) Secured Credit Facilities
We have summarized the key terms of our secured credit facilities as at December 31, 2020 in the table below:

Facility name	Maturity (1)	Total ACE drawdowns ($m)	Main facility ($m)	Total ($m)	Margin on LIBOR floating interest (2)	Collateral vessels	Book value of collateral vessels ($m)	Notes
$400 million facility	4Q 2022	17	121	138	3.50%	West Cressida West Callisto West Leda	142
$2,000 million facility	1Q 2023	80	832	912	3.00%	West Alpha West Venture West Phoenix West Navigator West Elara	548
$440 million facility	3Q 2023	6	60	66	4.25%	West Telesto	54
$1,450 million facility	4Q 2023	13	316	329	3.35-4.00%	West Tellus	79	(3)
$360 million facility	4Q 2023	18	99	117	3.75%	AOD I AOD II AOD III	183
$300 million facility	1Q 2024	6	141	147	4.00%	West Tucana West Castor	97
$1,750 million facility	1Q 2024	70	824	894	3.50-3.90%	Sevan Driller Sevan Brasil Sevan Louisiana	8	(3)
$450 million facility	2Q 2022	24	246	270	3.50%	West Eminence	—
$1,500 million facility	4Q 2024	40	1,106	1,146	2.70-4.78%	West Saturn West Neptune West Jupiter	206	(3)
$1,350 million facility	4Q 2024	38	923	961	3.00%	West Pegasus West Gemini West Orion	55
$950 million facility	4Q 2024	38	539	577	3.00-4.42%	West Eclipse West Carina	51	(3)
$450 million facility (2015)	4Q 2024	9	96	105	3.85%	West Freedom West Vigilant West Prospero West Ariel	82
Total secured credit facilities				5,662
(1)The maturities above are based on the contractual maturities, before taking into account the event of default.
(2)The margins above relate to the main facility contractual rates and do not account for the higher margins attributable to the ACE facility.
(3)Certain debt facilities are split into different tranches set at different margins.
In September 2020 and December 2020 respectively, we defaulted on our scheduled payments of $54 million of interest and fees on our secured credit facilities ($108 million in total). According to the provisions of our secured credit facilities, these amounts were converted to loan principal tranches and incur payment-in-kind interest at their original rates plus an additional 2%.
Per the terms of our senior secured credit facilities, we can elect to defer up to $500 million of principal payments through draw downs under the Amortization Conversion Election ('ACE') facility (subject to the satisfaction of certain covenants). As at December 31, 2020, the total principal payments we had elected to defer amounted to $489 million, $359 million of which had been drawdown under the ACE facility. In the year ended December 31, 2020, we elected to defer $130 million with respect to principal payments falling due in 2021. Amounts drawn down under the ACE facility attract a margin of 5.5% (in lieu of the respective original margins, set out in the above table).
In September 2020 we sold the West Epsilon for net proceeds of $12 million that were used to make a mandatory repayment of principal and the associated accrued interest under the $2,000 million facility, as the rig was held as collateral. These proceeds were paid directly from the buyer of the rig to the lenders in the $2,000 million facility and therefore this was a non-cash financing activity. Refer to Note 37 - "Supplementary cash flow information".
In December 2020, the lenders in the $360 million facility utilized $96 million of cash held in restricted bank accounts (pledged to their facility as security) to prepay a corresponding amount of principal outstanding.
(b) Senior Secured Notes
On July 2, 2018, we raised $880 million of aggregate principal amount of 12.00% Senior Secured Notes due in 2025. The notes bear interest at the annual rate of 4.00% payable in cash plus 8.00% payment-in-kind. The principal borrowed on the notes included the initial $880 million principal value of the notes plus $10 million of payment-in-kind interest that was compounded into the principal on emergence from the Previous Chapter 11 Proceedings.
Per the terms of the Senior Secured Notes, we were required to redeem a proportion of the principal and interest outstanding on the notes using our share of the West Rigel sale proceeds. We received $126 million proceeds from the sale of the West Rigel on May 9, 2018 and used this to make a mandatory redemption of $121 million of principal and $5 million of accrued interest on November 1, 2018.
We were also required to make an offer to repurchase a proportion of the Senior Secured Notes using proceeds from a deferred consideration arrangement relating to the sale of our tender rig business to Sapura Energy in 2013. We made an offer to purchase up to $56 million of the Senior Secured Notes on October 10, 2018. On expiry of the offer, $0.1 million in aggregate principal amount of the notes were validly tendered. We accepted and made payment for the tendered notes on November 14, 2018.
On April 10, 2019, we repurchased $311 million of our principal Senior Secured Notes for $342 million. The $31 million additional cash paid represents the 7% purchase premium and settlement of accrued payment-in-kind and cash interest. On July 15, 2019, $18 million of accrued payment-in-kind interest on our senior secured notes was compounded and additional notes were issued.
During the year ended December 31, 2020, $39 million of accrued payment-in-kind interest on our senior secured notes was compounded and additional notes were issued.
As at December 31, 2020 there was $515 million principal outstanding on the notes.
In January 2021 we failed to make a cash interest payment on our senior secured notes resulting in an event of default. This is a secondary event of default as a cross-default violation had previously occurred by December 31, 2020, with failure to interest on our secured credit facilities.
The Senior Secured Notes are secured by, among other things, our investments in Seadrill Partners, SeaMex and Seabras Sapura. Loan balances receivable from these joint ventures are also held as collateral to be redeemable for notes. Refer to Note 20 - "Investment in associated companies" and Note 32 - "Related party transactions" for further information.
Along with this the Senior Secured Notes are also secured by cash collateral $66 million, of which $30 million is classified as restricted cash Please refer to Note 16 - "Restricted cash" for more information on the restricted cash.
Covenants and restrictions contained in our debt facilities
We have provided a summary of the main financial covenants contained within our debt facilities below:
The below financial covenants contained in our credit facilities post emergence are measured at the RigCo group level. Details of the levels which are required to be maintained under the credit facilities are as follows:
•Aggregated minimum liquidity requirement for the Group: In summary, and as more particularly set out in the credit facilities, to maintain cash and cash equivalents of at least $525 million within the Group at any time during the period from and including the Effective Date to and including December, 31 2018; and $400 million at any time during the period from and including 1 January 2019 to the final maturity date of the credit facilities. Breach of this covenant leads to an event of default.
•Net leverage ratio: to maintain a ratio of net debt to EBITDA as set out below (which will be tested on each financial quarter commencing with the financial quarter ending on March 31, 2022 until the final maturity date of the credit facilities):

Twelve months ended	Net leverage ratio
March 31, 2022	4.5x
June 30, 2022	4.2x
September 30, 2022	3.9x
December 31, 2022	3.7x
March 31, 2023	3.4x
June 30, 2023	3.3x
September 30, 2023	3.1x
December 31, 2023	3.0x
March 31, 2024	2.8x
June 30, 2024	2.7x
September 30, 2024	2.4x
December 31, 2024	2.2x
•Debt service coverage ratio: in summary to maintain a ratio of EBITDA to debt services (being all finance charges and principal, as more particularly set out in the credit facilities) equal to or greater than 1:1 (which will be tested on each financial quarter commencing with the financial quarter ending on March 31, 2022 until the final maturity date of the credit facilities).
For the periods ended March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 a margin increase of 0.25% per quarter, which is capped at 1%, will be enacted if:
•Debt service coverage ratio is less than 0.8:1 in respect of the applicable period; and/or
•Net leverage ratio is greater than:

Twelve months ended	Net leverage ratio
March 31, 2021	7.3x
June 30, 2021	6.6x
September 30, 2021	6.2x
December 31, 2021	5.8x
In addition to the above there are various non-financial covenants.
The covenants included in the Senior Secured Notes agreements limit our ability to:
•Pay dividends or make certain other restricted payments or investments;
•Incur additional indebtedness and issue disqualified shares;
•Create liens on assets;
•Amalgamate, merge, consolidate or sell substantially all our, NSNCo's, IHCo's, RigCo's and their respective subsidiaries and the guarantors' assets;
•Enter into certain transactions with affiliates;
•Create restrictions on dividends and other payments by our subsidiaries; and
•Guarantee indebtedness by our subsidiaries.
The above covenants are subject to important exceptions and qualifications.